UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-02277

Value Line Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item I.	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/19 is included with this Form.

Annual Report
December 31, 2019

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2019.
During the annual period, virtually all broad U.S. equity indices generated double-digit positive absolute returns. Notably, all four Funds also posted robust double-digit positive absolute returns during the annual period, with three of the four significantly outperforming their respective benchmark index on a relative basis. Further, the annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2019 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 28% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 565 funds as of December 31, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average and an overall Risk Rating of Low(i).

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2019 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 31% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 565 funds as of December 31, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High and an overall Risk Rating of Low.(ii)

•
Value Line Capital Appreciation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2019 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 18% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 304 funds as of December 31, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.(iii)

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended December 31, 2019 (large growth category), as measured by Morningstar.1, (iv)

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2019, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2019 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of positive but slowing economic growth and modest inflation both in the U.S. and globally. For the first three quarters of 2019, U.S. Gross Domestic Product (GDP) growth registered an average of 2.4%, compared to a 2.9% average growth rate for the first three quarters of 2018. U.S. economic growth is predicted to be notably slower for the fourth quarter of 2019, with the advance estimate coming in at a 2.2% GDP growth rate. European economic growth was even weaker, with the aggregate GDP of the Eurozone measuring 1.2% for the first three quarters of 2019, compared to a growth rate of 2.1% for the same period in 2018. Within Asia, Chinese economic growth, for the first three quarters, slowed to 6.3% in 2019 from 6.8% in 2018. As in the U.S., European and Chinese economic growth is predicted to be slower for the fourth quarter of 2019. The advance estimate for the Eurozone’s fourth quarter GDP growth rate is 1.1%, and the actual fourth quarter GDP growth rate for China came in at 6.1%.
The global economic slowdown was led by weakness in the manufacturing sector. Starting in August 2019, for example, the U.S. ISM Manufacturing Index, an important measure, fell below 50, the level widely considered to be a sign of contraction in the manufacturing sector. Through the end of 2019, the U.S. ISM Manufacturing Index registered below 50 in each month, with December 2019 showing the weakest reading, i.e. 47.2. Germany, normally the strongest economy in Europe, similarly experienced below 50 readings in its Markit/BME Germany Manufacturing Purchasing Managers’ Index for the entire calendar year, ending 2019 with a December reading of 43.7. Overall, Eurozone manufacturing, as measured by the IHS Markit Eurozone Manufacturing PMI, was also weak, averaging 47.4 for the year. A good deal of the weakness in manufacturing, globally, can be attributed to the trade war between the U.S. and China, where tariffs were implemented on both sides, thereby affecting virtually all of the world’s economies negatively.

President’s Letter (unaudited) (continued)

Despite slower economic growth rates and contracting manufacturing sectors globally, the U.S. economy did not come close to hitting a recession in 2019. Buttressing the U.S. economy was the monetary policy of the Federal Reserve Board (the Fed), which reduced short-term interest rates three times during the second half of the calendar year — by a total of 75 basis points, thereby providing stimulus to a sluggish economy. (A basis point is 1/100th of a percentage point.) The U.S. labor market remained especially healthy. Nonfarm payroll job growth averaged a respectable 175,000 jobs per month for 2019, and the U.S. unemployment rate ended the year at 3.5%, extremely low by historical standards. This labor market strength, combined with lower interest rates, supported consumer spending and the housing market. New home sales began the calendar year at 644,000 in January 2019 and by the end of November 2019 had registered 719,000. Retail sales averaged a growth rate of 0.5% per month in 2019, which is about the average retail spending level for the past two years.
Against a backdrop of a slower economy, U.S. inflation slipped lower. For 2019, the U.S. Personal Consumption Expenditure Core Price Index, which measures the prices paid by consumers for goods and services excluding food and energy, registered within a range of 1.5% to 1.7% for 2019, as compared to a range of 1.8% to 2.0% for 2018 and significantly below the 2.0% inflation target of the Fed.
In large part because of the weaker economy and the Fed lowering the targeted federal funds rate, U.S. Treasury rates declined during 2019. The two-year U.S. Treasury note began the year with a yield of 2.48% and ended the year at 1.58%, a drop of 90 basis points. The bellwether 10-year U.S. Treasury note started the year with a yield of 2.69% and closed the year with a yield of 1.92%, a 77 basis point decline.
With all that said, by December 2019, the pessimism that had surrounded economic prospects for much of the year dissipated, driven primarily by the U.S. and China reducing their trade hostilities and agreeing in principle to a “Phase One” trade deal. (On January 15, the U.S. President and the Vice Premier of China signed the “Phase One” trade agreement.) Although many issues between the two countries remained unresolved, the “Phase One” deal increased optimism among investors, market participants and monetary policy authorities alike. At its last meeting of the calendar year, the Fed left the target range for its federal funds rate unchanged and, citing the resiliency of the economy, signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view they had done enough to shield the economy from an imminent downturn. U.S. equities gained ground, with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. U.S. Treasury yields appeared to stabilize toward the end of 2019, as many market analysts forecast an improved economy in 2020.
On the commodities front, markets overall posted double-digit positive returns during the annual period, despite a weak second calendar quarter. It was the strongest annual performance for the S&P GSCI® Total Return Index since 2007. Across the commodity markets, gains were driven by the petroleum complex and precious metals, while agriculture and livestock detracted from headline performance. Natural gas ended the year with the poorest performance of all the single commodity constituents of the S&P GSCI® Total Return Index Overall, commodities during 2019 were boosted by the Fed’s dovish turn in its monetary policy, uncertainty around global economic growth and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints. (Dovish tends to suggest lower interest rates; opposite of hawkish.)
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, rose 31.49% during the 12 months ended December 31, 2019, achieving new record highs and posting the strongest calendar year gain for the S&P 500® Index since 2013.
The U.S. equity market rallied at the start of the annual period, almost completely recovering from a sharp sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the Fed cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. Another major driver of market sentiment in 2019 was the trade war between the U.S. and China, which pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments, along with lower U.S. Treasury yields, propelled a “risk on” rally — and increased volatility — during the latter months of the annual period. Investors appeared to shrug off concerns about weaker company profits, slowing global economic growth and domestic and international political turmoil.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2019. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors posted double-digit positive absolute returns during the annual period. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the annual period were energy, health care and materials.

All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 22.01% and 18.42%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s and other major central banks’ increasingly dovish stance and seemingly significant progress in Brexit negotiations and in the trade talks between China and the U.S. But still serving as overhangs to the international equity markets were more sluggish economic growth than in the U.S. and more direct impact of degradation of trade talks preceding the “Phase One” agreement in principle put forward late in the fourth quarter of 2019.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 8.72% during the annual period, its strongest year since 2002. A key policy pivot from the Fed in early 2019 and three subsequent interest rate cuts in the second half of the year — combined with an inflation rate of less than 2% — set the stage for robust U.S. bond market performance for the annual period as a whole. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 90 basis points, the yield on the two-year U.S. Treasury note similarly decreased approximately 90 basis points, and the yield on the five-year U.S. Treasury note fell approximately 82 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 77 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 63 basis points during the annual period. A dovish Fed helped push shorter-maturity yields lower. Fed policy also influenced longer-maturity yields, but other factors, including ongoing global economic growth concerns, trade tensions and muted inflation, were also key factors driving longer-maturity yields lower. In addition, rates in other developed markets remained unusually low — even negative in Europe and Japan, which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
While U.S. Treasuries, especially long-dated U.S. Treasuries, posted solid total returns, there was even stronger demand for spread, or non-government bond, sectors, as investors looked to add yield against a backdrop of declining rates. This “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets, translated to especially strong performance for investment grade and high yield corporate bonds as well as for sovereign emerging markets debt and taxable municipal bonds. With a still-modest default rate, investors were comfortable investing lower on the credit scale, as evidenced by the outsized performance of BBB- and BB-rated bonds during the annual period. Elsewhere, Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries, benefiting from the better relative performance of longer-duration securities. Commercial mortgage-backed securities within the securitized sector also delivered solid gains, generally performing in line with the Bloomberg Barclays US Aggregate Bond Index for the annual period, while mortgage-backed securities and asset-backed securities advanced but lagged in comparison.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

5

President’s Letter (unaudited) (continued)

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Premier Growth Fund, Inc.: Ranked by Morningstar in the top 25% for one-year (618 funds), top 19% for three-year (565 funds), top 18% for five-year (501 funds), and top 28% for 10-year (385 funds) periods ended December 31, 2019. All in the Morningstar mid-cap growth category. Four-star rating for 3-year (565 funds), 5-year (501 funds), 10-year (385 funds) and overall (565 funds) periods ended December 31, 2019. All in the mid-cap growth category. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2019. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2019.

ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the top 31% for one-year (618 funds), top 18% for three-year (565 funds), top 6% for five-year (501 funds), and top 7% for 10-year (385 funds) periods Ended December 31, 2019. All in the Morningstar mid-cap growth category. Five-star rating for 3-year (565 funds) 5-year (501 funds), 10-year (385 funds) and overall (565 funds) periods ended December 31, 2019. All in the mid-cap growth category. Morningstar Return: Above Average for the 3-year period ended December 31, 2019; High for the 5-year, 10-year and overall periods ended December 31, 2019. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2019.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the top 5% for one-year (334 funds), top 1% for three-year (304 funds), top 4% for five-year (273 funds) and top 18% for ten-year (193 funds) periods ended December 31, 2019. All in the Morningstar allocation 70% to 85% equity category. Five-star rating for 3-year (304 funds), 5-year (273 funds) and overall (304 funds) periods ended December 31, 2019; four-star rating for 10-year (193 funds) period ended December 31, 2019. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year and overall periods ended December 31, 2019; Above Average for the 10-year period ended December 31, 2019.

iv
For Value Line Larger Companies Focused Fund, Inc.: Ranked by Morningstar in the top 38% for three-year (1218 funds), top 33% for five-year (1086 funds) and top 49% for 10-year (811 funds) periods ended December 31, 2019. All in the Morningstar large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE PREMIER GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 36.59% during the 12 months ended December 31, 2019. This compares to the 31.49% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials and health care sectors. Stock selection in the materials and real estate sectors further boosted the Fund’s relative results. Having an overweight to information technology, the strongest performing sector in the S&P 500® Index during the annual period, and having no exposure to energy, the weakest performing sector in the S&P 500® Index during the annual period, added value as well. Only two sectors detracted from the Fund’s relative results during the annual period, and these only modestly. The Fund held no stocks in the strongly performing communication services sector and had weak stock selection within the consumer staples sector, which dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were ANSYS, which develops software for design analysis and optimization; Teledyne Technologies, which provides electronic subsystems and instrumentation for the aerospace and defense industries; and TransDigm Group, which manufactures aircraft components. Each of these stocks enjoyed robust double-digit gains during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
The most significant detractors from the Fund’s performance were those large-cap information technology components of the S&P 500® Index the Fund did not own, namely Apple and Microsoft, which each posted strong double-digit gains during the annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holdings of Rollins, which provides pest control services, and Church & Dwight, which manufactures a diversified array of consumer products, detracted from the Fund’s results. Rollins’ shares declined and Church & Dwight’s shares rose only modestly during the annual period because of weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in payment services provider Fidelity National Information Services, business outsourcing solutions provider Automatic Data Processing and scientific instrument manufacturer Thermo Fisher Scientific. We expect each to continue to deliver what we view as consistent, attractive long-term growth in both earnings and stock price.
Among the largest eliminations from the Fund’s portfolio were positions in automotive products and services provider LKQ, residential and commercial water heating and water treatment equipment manufacturer A.O. Smith and tool and equipment manufacturer Snap-on. In our view, each has no longer been generating the consistent long-term growth we seek.

VALUE LINE PREMIER GROWTH FUND, INC.
(continued)

Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from a rather neutral weighting relative to the S&P 500® Index in consumer staples to an underweight during the 12-month period ended December 31, 2019. There were no other notable changes in the Fund’s sector weightings.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and consumer staples sectors. The Fund was rather neutrally weighted relative to the Index in the health care and real estate sectors and had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	141,700	$21,748,116	4.5%
MasterCard, Inc., Class A	67,900	20,274,261	4.2%
Accenture PLC, Class A	90,900	19,140,813	3.9%
Teledyne Technologies, Inc.	47,200	16,356,688	3.4%
Thermo Fisher Scientific, Inc.	50,200	16,308,474	3.4%
Fiserv, Inc.	140,800	16,280,704	3.3%
ANSYS, Inc.	61,600	15,856,456	3.3%
Waste Connections, Inc.	173,700	15,770,223	3.2%
Salesforce.com, Inc.	90,400	14,702,656	3.0%
IDEXX Laboratories, Inc.	55,400	14,466,602	3.0%

Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 1.7%
Common Stocks
98.3%

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited) (continued)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/19	36.59%	$13,659
5 years ended 12/31/19	12.69%	$18,173
10 years ended 12/31/19	13.92%	$36,798
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.
Schedule of Investments	December 31, 2019

Shares		Value
COMMON STOCKS (98.3%)
CONSUMER DISCRETIONARY (5.4%)
	RETAIL (5.4%)
4,100	AutoZone, Inc.*	$4,884,371
13,200	Domino’s Pizza, Inc.	3,877,896
22,600	O’Reilly Automotive, Inc.*	9,904,676
123,200	TJX Companies, Inc. (The)	7,522,592
		26,189,535
		26,189,535
CONSUMER STAPLES (4.4%)
	FOOD (0.2%)
5,000	McCormick & Co., Inc.(1)	848,650
	HOUSEHOLD PRODUCTS (1.9%)
134,800	Church & Dwight Co., Inc.	9,481,832
	RETAIL (2.3%)
37,400	Costco Wholesale Corp.	10,992,608
		21,323,090
FINANCIALS (3.0%)
	BANKS (1.2%)
91,800	HDFC Bank, Ltd. ADR	5,817,366
	DIVERSIFIED FINANCIAL SERVICES (0.3%)
17,000	Intercontinental Exchange, Inc.	1,573,350
	INSURANCE (1.5%)
6,000	Aon PLC	1,249,740
135,000	Arch Capital Group, Ltd.*	5,790,150
		7,039,890
		14,430,606
HEALTHCARE (15.6%)
	BIOTECHNOLOGY (0.7%)
33,200	Alexion Pharmaceuticals, Inc.*	3,590,580
	ELECTRONICS (2.9%)
17,700	Mettler-Toledo International, Inc.*	14,041,056
	HEALTHCARE PRODUCTS (11.0%)
141,700	Danaher Corp.	21,748,116
18,100	Henry Schein, Inc.*(1)	1,207,632
55,400	IDEXX Laboratories, Inc.*	14,466,602
50,200	Thermo Fisher Scientific, Inc.	16,308,474
		53,730,824
Shares		Value
HEALTHCARE (15.6%) (continued)
	HEALTHCARE SERVICES (1.0%)
10,600	Chemed Corp.	$4,656,156
		76,018,616
INDUSTRIALS (30.6%)
	AEROSPACE & DEFENSE (9.9%)
120,081	HEICO Corp.(1)	13,707,246
15,800	Northrop Grumman Corp.	5,434,726
47,200	Teledyne Technologies, Inc.*	16,356,688
22,400	TransDigm Group, Inc.	12,544,000
		48,042,660
	COMMERCIAL SERVICES (4.2%)
30,700	Cintas Corp.	8,260,756
66,152	IHS Markit, Ltd.*	4,984,554
220,350	Rollins, Inc.(1)	7,306,806
		20,552,116
	ELECTRICAL EQUIPMENT (2.1%)
103,750	AMETEK, Inc.	10,348,025
	ENVIRONMENTAL CONTROL (4.8%)
81,800	Republic Services, Inc.	7,331,734
173,700	Waste Connections, Inc.	15,770,223
		23,101,957
	HOUSEWARES (2.4%)
145,900	Toro Co. (The)	11,623,853
	MACHINERY DIVERSIFIED (3.8%)
26,850	IDEX Corp.	4,618,200
39,000	Roper Technologies, Inc.	13,814,970
		18,433,170
	TRANSPORTATION (3.4%)
56,000	Canadian National Railway Co.	5,065,200
62,800	Union Pacific Corp.	11,353,612
		16,418,812
		148,520,593
INFORMATION TECHNOLOGY (31.3%)
	COMMERCIAL SERVICES (1.9%)
53,200	Automatic Data Processing, Inc.	9,070,600
	COMPUTERS (4.1%)
90,900	Accenture PLC Class A	19,140,813
11,500	CGI, Inc.*	962,665
		20,103,478
	DIVERSIFIED FINANCIAL SERVICES (4.2%)
67,900	MasterCard, Inc. Class A	20,274,261
Shares		Value
INFORMATION TECHNOLOGY (31.3%) (continued)
	ELECTRONICS (1.7%)
78,400	Amphenol Corp. Class A	$8,485,232
	SEMICONDUCTORS (1.0%)
16,000	Broadcom, Inc.	5,056,320
	SOFTWARE (18.4%)
61,600	ANSYS, Inc.*	15,856,456
72,000	Cadence Design Systems, Inc.*	4,993,920
8,200	Fair Isaac Corp.*	3,072,376
54,600	Fidelity National Information Services, Inc.	7,594,314
140,800	Fiserv, Inc.*	16,280,704
29,400	Intuit, Inc.	7,700,742
25,500	Jack Henry & Associates, Inc.	3,714,585
90,400	Salesforce.com, Inc.*	14,702,656
27,000	ServiceNow, Inc.*	7,622,640
20,800	Synopsys, Inc.*	2,895,360
16,500	Tyler Technologies, Inc.*	4,950,330
		89,384,083
		152,373,974
MATERIALS (4.6%)
	CHEMICALS (2.5%)
7,000	Air Products & Chemicals, Inc.	1,644,930
53,800	Ecolab, Inc.	10,382,862
		12,027,792
	HOUSEWARES (0.2%)
9,200	Scotts Miracle-Gro Co. (The)(1)	976,856
	PACKAGING & CONTAINERS (1.9%)
120,000	Ball Corp.	7,760,400
22,500	Crown Holdings, Inc.*	1,632,150
		9,392,550
		22,397,198
REAL ESTATE (3.4%)
	REITS (3.4%)
31,600	American Tower Corp. REIT	7,262,312
46,400	Equity Lifestyle Properties, Inc. REIT	3,266,096
25,300	SBA Communications Corp. REIT	6,097,047
		16,625,455
		16,625,455
TOTAL COMMON STOCKS (Cost $210,120,282) (98.3%)		477,879,067

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
SHORT-TERM INVESTMENT (1.3%)
	MONEY MARKET FUND (1.3%)
6,439,429	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(2)	$6,440,073
TOTAL SHORT-TERM INVESTMENTS (Cost $6,440,073) (1.3%)		6,440,073
Shares	Value
TOTAL INVESTMENT SECURITIES (99.6%) (Cost $216,560,355)	$484,319,140
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)	2,072,639
NET ASSETS (100%)	$486,391,779
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $16,231,306.

(2)
Rate reflects 7 day yield as of December 31, 2019.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$477,879,067	$—	$—	$477,879,067
Short-Term Investment	6,440,073	—	—	6,440,073
Total Investments in Securities	$484,319,140	$—	$—	$484,319,140
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 35.30% during the 12 months ended December 31, 2019. This compares to the 31.49% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials and health care sectors. Stock selection in the materials and financials sectors further boosted the Fund’s relative results. Having no exposure to energy, the weakest performing sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was weak stock selection in the consumer staples sector, which detracted. Holding no stocks in the strongly performing communication services sector also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were ANSYS, which develops software for design analysis and optimization; Teledyne Technologies, which provides electronic subsystems and instrumentation for the aerospace and defense industries; and TransDigm Group, which manufactures aircraft components. Shares of each of these companies enjoyed robust double-digit gains during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by not owning information technology hardware giant Apple and software behemoth Microsoft, which each posted robust double-digit gains during the annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s holdings of Rollins, which provides pest control services, and Church & Dwight, which manufactures a diversified array of consumer products, detracted from the Fund’s results. Rollins’ shares declined and Church & Dwight’s shares rose only modestly during the annual period because of weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
This focused Fund ended the annual period with 36 holdings in its portfolio, unchanged from the start of the calendar year. However, we did make several purchases and sales within the Fund during the annual period. Among others, we established new Fund positions during the annual period in three companies that have, in our view, each demonstrated consistent and attractive long-term growth in both earnings and stock price. These were Fair Isaac, which provides technology analytics services; Cadence Design Systems, which provides software technology, design and consulting services; and Pool, which is a wholesale distributor of swimming pool supplies, equipment and related products.
We eliminated the Fund’s positions in two stocks that grew well beyond the definition of a mid-cap company — namely, medical equipment manufacturer Danaher and specialty chemicals company Ecolab. We also sold the Fund’s position in equipment manufacturer Snap-on because it was no longer generating the consistent long-term growth we seek.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from having no exposure to real estate at the start of the annual period to having an underweighted exposure to the sector. We also moved from a rather neutral weighting in health care to an underweight exposure relative to the S&P 500® Index. There were no other notable changes in the Fund’s weightings during the 12-month period ended December 31, 2019.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary, health care and real estate sectors and was rather neutrally weighted relative to the Index in the consumer staples sector on the same date. On December 31, 2019, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	71,500	$24,777,610	6.0%
ANSYS, Inc.	92,900	23,913,389	5.8%
HEICO Corp.	187,683	21,424,014	5.2%
Arch Capital Group, Ltd.	409,400	17,559,166	4.2%
American Financial Group, Inc.	154,392	16,929,083	4.1%
Chemed Corp.	37,700	16,560,102	4.0%
Mettler-Toledo International, Inc.	20,800	16,500,224	4.0%
TransDigm Group, Inc.	28,400	15,904,000	3.8%
Fair Isaac Corp.	41,700	15,624,156	3.8%
Church & Dwight Co., Inc.	218,600	15,376,324	3.7%

Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 1.5%
Common Stocks 98.5%

Sector Weightings — Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/19	35.30%	$13,530
5 years ended 12/31/19	14.16%	$19,390
10 years ended 12/31/19	15.34%	$41,664
Institutional Class
1 year ended 12/31/19	35.68%	$13,568
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2019

Shares		Value
COMMON STOCKS (98.5%)
CONSUMER DISCRETIONARY (4.6%)
	DISTRIBUTION & WHOLESALE (3.2%)
62,500	Pool Corp.	$13,273,750
	ENTERTAINMENT (1.4%)
40,631	Churchill Downs, Inc.	5,574,573
		18,848,323
CONSUMER STAPLES (6.3%)
	FOOD (2.6%)
58,800	J&J Snack Foods Corp.	10,835,076
	HOUSEHOLD PRODUCTS (3.7%)
218,600	Church & Dwight Co., Inc.	15,376,324
		26,211,400
FINANCIALS (11.8%)
	INSURANCE (11.8%)
154,392	American Financial Group, Inc.	16,929,083
409,400	Arch Capital Group, Ltd.*	17,559,166
211,792	Berkley (W.R.) Corp.	14,634,827
		49,123,076
		49,123,076
HEALTHCARE (10.8%)
	ELECTRONICS (4.0%)
20,800	Mettler-Toledo International, Inc.*	16,500,224
	HEALTHCARE PRODUCTS (2.5%)
17,200	Cooper Cos., Inc. (The)	5,526,188
18,900	IDEXX Laboratories, Inc.*	4,935,357
		10,461,545
	HEALTHCARE SERVICES (4.0%)
37,700	Chemed Corp.	16,560,102
	PHARMACEUTICALS (0.3%)
18,300	Neogen Corp.*	1,194,258
		44,716,129
INDUSTRIALS (31.3%)
	AEROSPACE & DEFENSE (15.0%)
187,683	HEICO Corp.	21,424,014
71,500	Teledyne Technologies, Inc.*	24,777,610
28,400	TransDigm Group, Inc.	15,904,000
		62,105,624
Shares		Value
INDUSTRIALS (31.3%) (continued)
	BUILDING MATERIALS (3.7%)
61,800	Lennox International, Inc.(1)	$15,077,346
	COMMERCIAL SERVICES (1.7%)
206,700	Rollins, Inc.(1)	6,854,172
	ELECTRICAL EQUIPMENT (1.3%)
54,950	AMETEK, Inc.	5,480,713
	ENGINEERING & CONSTRUCTION (1.4%)
85,600	Exponent, Inc.	5,907,256
	ENVIRONMENTAL CONTROL (2.5%)
115,750	Waste Connections, Inc.	10,508,943
	HOUSEWARES (1.8%)
95,300	Toro Co. (The)	7,592,551
	MACHINERY DIVERSIFIED (1.8%)
21,400	Roper Technologies, Inc.	7,580,522
	MISCELLANEOUS MANUFACTURERS (2.1%)
53,800	Carlisle Companies, Inc.	8,706,992
		129,814,119
INFORMATION TECHNOLOGY (25.8%)
	COMMERCIAL SERVICES (2.7%)
72,800	Gartner, Inc.*	11,218,480
	COMPUTERS (2.2%)
109,000	CGI, Inc.*	9,124,390
	ELECTRONICS (0.6%)
25,100	Amphenol Corp. Class A	2,716,573
	SOFTWARE (20.3%)
92,900	ANSYS, Inc.*	23,913,389
163,200	Cadence Design Systems, Inc.*	11,319,552
41,700	Fair Isaac Corp.*	15,624,156
35,800	Fiserv, Inc.*	4,139,554
100,100	Jack Henry & Associates, Inc.	14,581,567
88,700	Open Text Corp.	3,909,009
35,300	Tyler Technologies, Inc.*	10,590,706
		84,077,933
		107,137,376
MATERIALS (5.6%)
	MISCELLANEOUS MANUFACTURERS (2.8%)
100,700	AptarGroup, Inc.	11,642,934
	PACKAGING & CONTAINERS (2.8%)
179,800	Ball Corp.	11,627,666
		23,270,600
Shares		Value
REAL ESTATE (2.3%)
	REITS (2.3%)
136,400	Equity Lifestyle Properties, Inc. REIT	$9,601,195
TOTAL COMMON STOCKS (Cost $295,735,447) (98.5%)		408,722,218
SHORT-TERM INVESTMENTS (2.4%)
	MONEY MARKET FUNDS (2.4%)
6,102,405	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(2)	6,103,016
3,729,381	State Street Navigator Securities Lending Government Money Market Portfolio(3)	3,729,381
TOTAL SHORT-TERM INVESTMENTS (Cost $9,832,397) (2.4%)		9,832,397
TOTAL INVESTMENT SECURITIES (100.9%) (Cost $305,567,844)		$418,554,615
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.9%)		(3,754,897)
NET ASSETS (100%)		$414,799,718
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $8,165,362.

(2)
Rate reflects 7 day yield as of December 31, 2019.

(3)
Securities with an aggregate market value of  $8,165,362 were out on loan in exchange for collateral including $3,729,381 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$408,722,218	$—	$—	$408,722,218
Short-Term Investments	9,832,397	—	—	9,832,397
Total Investments in Securities	$418,554,615	$—	$—	$418,554,615
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 26.14% during the 12 months ended December 31, 2019. This compares to the 22.18% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark, driven by a combination of effective asset allocation overall and favorable security selection and sector allocation within both the equities and fixed income asset classes. The Fund’s overweight to equities and underweight to fixed income, relative to the blended benchmark, contributed positively, as equities outperformed fixed income during the annual period. Additionally, the fixed income portion of the Fund outperformed the 8.72% return of the Bloomberg Barclays Index during the annual period. Further, it proved to be a good time for our style of equity investing, as growth stocks significantly outpaced value stocks during the annual period across the capitalization spectrum, and the equity portion of the Fund was invested primarily in growth stocks. Only partially offsetting these positive contributors was the Fund’s average cash position of approximately 3%, which detracted modestly given the healthy positive absolute returns for both equities and fixed income during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from favorable stock selection in the health care, financials and energy sectors. Having an underweight allocation to energy, which was the weakest sector in the S&P 500® Index during the annual period, and an overweight allocation to information technology, which was the strongest performing sector in the S&P 500® Index during the annual period, also contributed positively.
The sectors that detracted most from the equity portion of the Fund’s relative results during the annual period were consumer discretionary, information technology and industrials, wherein stock selection in each dampened relative results. Having overweight allocations to consumer discretionary and health care, which each lagged the S&P 500® Index during the annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in the health care sector — namely, medical device company DexCom and biopharmaceutical companies Celgene and Amarin.
DexCom’s shares soared during the annual period, as the company benefited from ongoing market penetration and better than market expected sales strength in both the U.S. and international markets. The company is proving to be the leader in the continuous glucose monitoring device area, used for people with diabetes. Celgene’s shares rose sharply, largely reflecting the early January 2019 announcement that Bristol-Myers Squibb had entered into an agreement to acquire Celgene at a premium via a stock and cash deal valued at approximately $74 billion. Amarin performed well, posting a robust double-digit share price increase during the annual period, as the company benefited from positive Vascepa data from its REDUCE-IT outcomes trial and then received Food & Drug Administration (“FDA”) approval for an expanded label in December. Vascepa became the first and only drug approved to reduce persistent cardiovascular risk beyond statin therapy in a large group of high-risk patients. By the end of the annual period, we had maintained the Fund’s position in DexCom and opportunistically added to its position in Amarin. We exited the Fund’s position in Celgene in April 2019.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the equity portion of the Fund’s performance were mega-cap information technology companies Apple and Microsoft, the two largest positions within the S&P 500® Index. The equity portion of the Fund had an underweight position in Apple and did not hold any position in Microsoft. As each generated a robust return during the annual period, the equity portion of the Fund’s positioning detracted from relative results. Among those stocks where the Fund held overweighted positions, the biggest detractors from relative performance during the annual period were food delivery services provider GrubHub, development-stage biotechnology company Exelixis and film entertainment content developer and distributor Lions Gate Entertainment.

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

GrubHub experienced a double-digit share price decline during the annual period, significantly affected by the company’s lowered outlook in late October 2019, which reflected heightened market competition and increased investments. Shares of Exelixis ended the annual period with a double-digit price decline as well. Despite its underperformance in 2019, the company executed well and its fundamentals looked bright, in our view, as the company has multiple opportunities to expand indications of use for Cabometyx, its drug used to treat various cancers, including kidney, thyroid and liver cancers. Shares of Lions Gate Entertainment saw a double-digit decline during the annual period, as the company missed earnings and revenue guidance and lowered its fiscal year 2020 income guidance, largely due to both U.S. and international headwinds from its Starz business segment. We opportunistically added to the equity portion of the Fund’s positions in GrubHub and Lions Gate Entertainment and trimmed its position in Exelixis during the annual period.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a position in Twilio during the annual period. Twilio is the leader in the fast-growing cloud communications platform market. In our view, the company has been successful in gaining scale and diversifying and has the potential to deliver strong growth over the medium to long term. We established a position in Crowdstrike, a leader in endpoint security and services. We believe the company has architectural advantages and has among the best in class unit economics in a large market. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward. We purchased shares of Biohaven Pharmaceuticals, a clinical-stage biopharmaceutical company with late-stage drug candidates. Rimegepant is its lead product candidate, targeting the treatment of acute and preventative migraine. The drug is likely to be approved by the FDA during the first quarter of 2020.
Conversely, in addition to the sale of Celgene, already mentioned, we sold the equity portion of the Fund’s position in Jazz Pharmaceuticals. This sale was prompted by what we saw as weakening fundamentals, including potential drug cannibalization and competition. Within the information technology sector, we sold the equity portion of the Fund’s position in Cisco Systems. In our view, Cisco Systems’ growth prospects were deteriorating, including prospects for lower than expected growth in its commercial enterprise business segment and in its business in China.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the equity portion of the Fund’s allocation to the health care, information technology and industrials sectors increased, and its positions in the consumer services and financials sectors decreased.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund was overweight relative to the S&P 500® Index in the health care, communication services, consumer discretionary and information technology sectors. The Fund was underweight relative to the S&P 500® Index in the financials, industrials, consumer staples, real estate and energy sectors on the same date. The Fund had no exposure to the utilities and materials sectors at the end of December 2019.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. Early in the annual period, we shifted the fixed income portion of the Fund’s duration from a moderately shorter position compared to that of the Bloomberg Barclays Index to a slightly longer position than that of the Bloomberg Barclays Index in anticipation of lower U.S. Treasury yields. This lengthened duration, held through most of the annual period, proved beneficial as interest rates did, in fact, decline. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning overall had a modestly positive effect on the fixed income portion of the Fund’s performance during the annual period. For most of the annual period, the fixed income portion of the Fund was underweight the short-term end of the U.S. Treasury yield curve and had an emphasis on the belly, or intermediate-term segment, of the yield curve. As the intermediate segment of the yield curve significantly outperformed the short-term portion of the yield curve during the annual period, such positioning proved beneficial.
Which fixed income market segments most significantly affected Fund performance?
Similar to the “risk on” trends seen in the U.S. equity market, the fixed income portion of the Fund was rewarded most during the annual period for its significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also boosted performance. Security selection within the investment grade corporate bond sector also contributed positively, in particular an emphasis on long-dated bonds and BBB-rated bonds.
Conversely, positions in short-dated bonds across fixed income sectors were laggards during the annual period. Having an underweight to sovereign debt, which performed especially strongly during the annual period, also dampened the fixed income portion of the Fund’s relative results.

Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We made only modest changes to the fixed income portion of the Fund’s sector weightings during the annual period, but positioning within sectors shifted more materially as we increased the Fund’s overall “risk on” posture due to lower global interest rates. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB-rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the intermediate- and longer-term segments of the yield curve, or spectrum of maturities. Each of these active management changes proved beneficial during the annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2019?
At the end of December 2019, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. Additionally, the fixed income portion of the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2019, the Fund had a weighting of approximately 84% in stocks, 12.5% in fixed income securities and 3.5% in cash equivalents. This compared similarly to approximately 84% in stocks, 12% in fixed income securities and 4% in cash equivalents at the start of the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
U.S. equities enjoyed an especially strong 2019, buoyed primarily by a pivot by the U.S. Federal Reserve (“Fed”), which led to three interest rate cuts during the second half of the calendar year. Also driving stocks higher were positive steps in the ongoing trade negotiations between the U.S. and China. Despite significant moves in U.S. equities in 2019, such gains were driven primarily by multiple, or price/earnings ratio, expansion rather than by sales and earnings growth. Indeed, according to FactSet data, consensus expectations for the S&P 500® Index’s sales and earnings per share were for year-over-year growth of just 4% and 0%, respectively in calendar year 2019. Overall, U.S. economic growth remained on a steady, slow growth path. Amid these conditions, the Fed appears to be on hold for the time being, barring any notable decline or upswing in economic growth. Thus we expect interest rates to remain low for the foreseeable future and the backdrop for U.S. equities — especially large-cap growth-oriented equities — to remain positive for the months ahead. More specifically, we believe that as slower economic growth both in the U.S. and globally makes it more difficult for many companies to generate strong growth, those companies able to produce consistent rates of higher than average sales and earnings growth should be favored.
Calendar year 2020 looks brighter for companies in the S&P 500® Index, according to data from FactSet, in terms of accelerating sales and earnings. Contrasting this with short-term interest rates and inflation still low by historical standards at the end of the annual period and the Fed likely on hold for a time, we believe there were many stocks that offer attractive dividend income and capital appreciation potential in the equity portion of the Fund’s portfolio, which primarily owns large-cap growth companies. The Fund generally owns companies that tend to have market-leading positions, compete in industries with high barriers to entry and often have secular growth drivers due to their niche products and services. We intend to continue to seek companies for the equity portion of the Fund that are positioned to grow both their sales and earnings at a pace above the market and their peers. We believe the companies in the Fund’s portfolio can potentially flourish in most economic environments, as they are mainly driven by longer-term, secular growth drivers and should be affected less by times of economic weakness, should such a scenario arise. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.
We intend to closely monitor the pace of U.S. and global economic growth, the job market, tariffs and trade developments, the inflation rate and the U.S. presidential election, as these factors, along with potential changes to the Fed’s stance on the economy and its plans for interest rates, are likely, in our view, to affect the Fund’s equity and fixed income holdings. At the end of the annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we continued to see better return potential in equities, especially in a low interest rate environment.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amarin Corp. PLC ADR	1,195,000	$25,620,800	5.6%
Amazon.com, Inc.	9,500	17,554,480	3.8%
Facebook, Inc.	61,000	12,520,250	2.7%
Alphabet, Inc.	9,000	12,054,510	2.6%
Alexion Pharmaceuticals, Inc.	110,000	11,896,500	2.6%
Intercept Pharmaceuticals, Inc.	92,000	11,400,640	2.5%
Visa, Inc.	60,000	11,274,000	2.5%
Splunk, Inc.	68,000	10,184,360	2.2%
Exact Sciences Corp.	110,000	10,172,800	2.2%
Activision Blizzard, Inc.	165,000	9,804,300	2.1%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 3.5%
Bonds & Notes
12.5%
Common Stocks
84.0%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Capital Appreciation Fund, Inc. to that of the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index, (the “Indexes”). Value Line Capital Appreciation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and is unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Capital Appreciation Fund, Inc., the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**

Performance Data: ***
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/19	26.14%	$12,614
5 years ended 12/31/19	9.15%	$15,492
10 years ended 12/31/19	9.52%	$24,825
Institutional Class
1 year ended 12/31/19	26.51%	$12,651
*
The S&P 500® Index an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (84.0%)
COMMUNICATION SERVICES (13.9%)
	ENTERTAINMENT (0.7%)
310,500	Lions Gate Entertainment Corp. Class A*	$3,309,930
	INTERNET (8.2%)
9,000	Alphabet, Inc. Class A*	12,054,510
61,000	Facebook, Inc. Class A*	12,520,250
26,000	Netflix, Inc.*	8,412,820
95,000	Tencent Holdings, Ltd. ADR(1)	4,560,950
		37,548,530
	MEDIA (2.1%)
68,000	Comcast Corp. Class A	3,057,960
45,000	Walt Disney Co. (The)	6,508,350
		9,566,310
	SOFTWARE (2.9%)
165,000	Activision Blizzard, Inc.	9,804,300
34,000	Electronic Arts, Inc.*	3,655,340
		13,459,640
		63,884,410
CONSUMER DISCRETIONARY (12.3%)
	ENTERTAINMENT (1.3%)
25,000	Vail Resorts, Inc.	5,995,750
	FOOD SERVICE (1.2%)
115,000	GrubHub, Inc.*(1)	5,593,600
	HOME BUILDERS (0.9%)
77,000	Lennar Corp. Class A	4,295,830
	INTERNET (5.5%)
35,000	Alibaba Group Holding, Ltd. ADR*	7,423,500
9,500	Amazon.com, Inc.*	17,554,480
		24,977,980
	RETAIL (3.4%)
16,000	Home Depot, Inc.	3,494,080
50,000	Starbucks Corp.	4,396,000
70,000	TJX Companies, Inc. (The)	4,274,200
14,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,543,960
		15,708,240
		56,571,400
CONSUMER STAPLES (1.9%)
	BEVERAGES (1.0%)
25,000	Constellation Brands, Inc. Class A	4,743,750
Shares		Value
CONSUMER STAPLES (1.9%) (continued)
	COSMETICS & PERSONAL CARE (0.9%)
20,000	Estee Lauder Companies, Inc. (The) Class A	$4,130,800
		8,874,550
ENERGY (2.5%)
	OIL & GAS (2.5%)
74,000	Diamondback Energy, Inc.	6,871,640
31,000	Pioneer Natural Resources Co.	4,692,470
		11,564,110
		11,564,110
FINANCIALS (3.0%)
	BANKS (2.1%)
140,000	Bank of America Corp.	4,930,800
33,000	JPMorgan Chase & Co.	4,600,200
		9,531,000
	DIVERSIFIED FINANCIAL SERVICES (0.9%)
75,000	Blackstone Group, Inc. (The) Class A	4,195,500
		13,726,500
HEALTHCARE (26.0%)
	BIOTECHNOLOGY (21.1%)
110,000	Alexion Pharmaceuticals, Inc.*	11,896,500
1,195,000	Amarin Corp. PLC ADR*(1)	25,620,800
14,000	Biogen, Inc.*	4,154,220
160,000	Biohaven Pharmaceutical Holding Co., Ltd.*	8,710,400
110,000	BioMarin Pharmaceutical, Inc.*	9,300,500
110,000	Exact Sciences Corp.*(1)	10,172,800
525,000	Exelixis, Inc.*	9,250,500
92,000	Intercept Pharmaceuticals, Inc.*(1)	11,400,640
29,000	Vertex Pharmaceuticals, Inc.*	6,349,550
		96,855,910
	HEALTHCARE PRODUCTS (1.2%)
23,000	Edwards Lifesciences Corp.*	5,365,670
	PHARMACEUTICALS (3.7%)
85,000	Bristol-Myers Squibb Co.	5,456,150
33,000	DexCom, Inc.*	7,218,420
Shares		Value
HEALTHCARE (26.0%) (continued)
	PHARMACEUTICALS (3.7%) (continued)
34,000	Zoetis, Inc.	$4,499,900
		17,174,470
		119,396,050
INDUSTRIALS (1.8%)
	AIRLINES (0.8%)
65,000	Delta Air Lines, Inc.	3,801,200
	INTERNET (1.0%)
100,000	Lyft, Inc. Class A*(1)	4,302,000
		8,103,200
INFORMATION TECHNOLOGY (21.8%)
	COMMERCIAL SERVICES (1.6%)
68,000	PayPal Holdings, Inc.*	7,355,560
	COMPUTERS (3.1%)
31,000	Apple, Inc.	9,103,150
100,000	Crowdstrike Holdings, Inc. Class A*(1)	4,987,000
		14,090,150
	DIVERSIFIED FINANCIAL SERVICES (2.5%)
60,000	Visa, Inc. Class A	11,274,000
	INTERNET (1.9%)
115,000	Zendesk, Inc.*	8,812,450
	SEMICONDUCTORS (4.3%)
13,000	Broadcom, Inc.	4,108,260
80,000	Micron Technology, Inc.*	4,302,400
30,000	NVIDIA Corp.	7,059,000
34,000	NXP Semiconductors N.V.	4,326,840
		19,796,500
	SOFTWARE (8.4%)
17,000	Adobe, Inc.*	5,606,770
33,000	Salesforce.com, Inc.*	5,367,120
30,000	ServiceNow, Inc.*	8,469,600
225,000	Slack Technologies, Inc. Class A*(1)	5,058,000
68,000	Splunk, Inc.*	10,184,360
40,000	Twilio, Inc. Class A*(1)	3,931,200
		38,617,050
		99,945,710
REAL ESTATE (0.8%)
	REITS (0.8%)
17,000	American Tower Corp. REIT	3,906,940
TOTAL COMMON STOCKS (Cost $294,911,288) (84.0%)		385,972,870

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
ASSET-BACKED SECURITIES (0.9%)
$250,000	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	$251,521
150,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	151,849
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	209,432
255,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	256,756
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	151,534
102,747	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	103,023
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class A1, 2.07%, 5/15/22	250,041
750,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	750,836
203,055	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	203,051
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	200,063
568,199	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A3, 2.60%, 2/15/22	570,566
250,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, 9/15/23	249,672
425,000	Hyundai Auto Receivables Trust, Series 2017-B, Class A4, 1.96%, 2/15/23	424,814
Principal Amount		Value
$320,762	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, 8/16/21	$320,557
TOTAL ASSET-BACKED SECURITIES (Cost $4,060,963) (0.9%)		4,093,715
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	271,289
339,045	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	346,589
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,209
91,764	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	92,160
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	103,731
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	262,228
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	256,923
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	259,422
580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	608,599
Principal Amount		Value
$100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	$106,957
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	269,869
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	159,069
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	271,161
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K088, Class A2, 3.69%, 1/25/29	273,358
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	254,781
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(2)(3)	119,903
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	255,287
174,551	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	171,202
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	146,090
199,902	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	202,688
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,444

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%) (continued)
$200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	$205,491
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	212,121
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	254,092
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	394,910
77,880	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	77,817
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	211,142
349,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	358,188
156,443	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	156,388
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	160,184
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	263,290
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	203,622
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,142,837) (1.6%)		7,293,204
Principal Amount		Value
CORPORATE BONDS & NOTES (4.8%)
BASIC MATERIALS (0.1%)
	CHEMICALS (0.1%)
$225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	$238,346
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	211,562
		449,908
		449,908
COMMUNICATIONS (0.6%)
	INTERNET (0.2%)
255,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	321,792
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	213,189
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	193,594
		728,575
	MEDIA (0.1%)
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	192,706
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	272,853
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	167,425
		632,984
	TELECOMMUNICATIONS (0.3%)
150,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	159,204
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	213,207
100,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	125,512
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	218,329
Principal Amount		Value
COMMUNICATIONS (0.6%) (continued)
	TELECOMMUNICATIONS (0.3%) (continued)
$150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	$167,550
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	291,828
100,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	104,380
		1,280,010
		2,641,569
CONSUMER, CYCLICAL (0.3%)
	AUTO PARTS & EQUIPMENT (0.0%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	179,886
	HOME BUILDERS (0.1%)
100,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	100,223
100,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	100,117
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	160,500
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	163,500
		524,340
	HOME FURNISHINGS (0.1%)
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	222,847
	LODGING (0.1%)
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	154,125
200,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	225,171
		379,296
		1,306,369

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (4.8%) (continued)
CONSUMER, NON-CYCLICAL (0.6%)
	BEVERAGES (0.1%)
$150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	$178,775
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	182,459
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	96,723
		457,957
	BIOTECHNOLOGY (0.0%)
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	200,046
	COMMERCIAL SERVICES (0.0%)
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	166,967
	HEALTHCARE PRODUCTS (0.1%)
235,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	256,773
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	160,790
		417,563
	HEALTHCARE SERVICES (0.2%)
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	156,575
125,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	138,229
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	215,256
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	118,334
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	178,930
		807,324
	PHARMACEUTICALS (0.2%)
125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	127,271
Principal Amount		Value
CONSUMER, NON-CYCLICAL (0.6%) (continued)
	PHARMACEUTICALS (0.2%) (continued)
$150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24	$156,231
100,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(2)	129,766
175,000	Cigna Corp., Guaranteed Notes, 4.75%, 11/15/21(2)	183,466
150,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	171,603
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	221,536
		989,873
		3,039,730
ENERGY (0.4%)
	OIL & GAS (0.3%)
100,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	104,485
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	158,865
150,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	169,926
100,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	104,595
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	209,949
150,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	162,633
175,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	231,555
		1,142,008
	PIPELINES (0.1%)
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	232,247
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	218,083
Principal Amount		Value
ENERGY (0.4%) (continued)
	PIPELINES (0.1%) (continued)
$125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	$133,432
		583,762
		1,725,770
FINANCIAL (2.0%)
	BANKS (0.9%)
150,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	159,712
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	100,646
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	159,533
200,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	203,566
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	159,000
150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	156,121
175,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	223,269
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	158,328
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	138,913
100,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	101,429
200,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	212,660
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,017
200,000	Lloyds Bank PLC, Senior Unsecured Notes, 2.25%, 8/14/22	200,992

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (4.8%) (continued)
FINANCIAL (2.0%) (continued)
	BANKS (0.9%) (continued)
$250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	$267,878
250,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	265,769
150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	157,598
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	205,483
100,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	100,113
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	260,015
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	254,934
150,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	159,482
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	258,178
		4,156,636
	DIVERSIFIED FINANCIAL SERVICES (0.3%)
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	187,875
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	155,572
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	211,470
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	216,825
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	265,540
Principal Amount		Value
FINANCIAL (2.0%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (0.3%) (continued)
$150,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	$156,386
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	212,954
		1,406,622
	INSURANCE (0.4%)
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	266,906
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	160,511
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	258,160
150,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	159,529
225,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	240,475
250,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	259,884
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	163,588
175,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(1)(3)	199,938
		1,708,991
	REITS (0.4%)
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	211,410
150,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	153,938
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	274,237
Principal Amount		Value
FINANCIAL (2.0%) (continued)
	REITS (0.4%) (continued)
$100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	$126,145
125,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 3.90%, 10/15/29	125,713
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	156,144
125,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	135,836
250,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	275,148
100,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	101,209
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	214,507
		1,774,287
		9,046,536
INDUSTRIAL (0.3%)
	AEROSPACE & DEFENSE (0.1%)
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	222,982
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	196,891
		419,873
	BUILDING MATERIALS (0.0%)
100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	104,094
	MISCELLANEOUS MANUFACTURERS (0.1%)
200,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	214,791
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	265,038
		479,829

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (4.8%) (continued)
INDUSTRIAL (0.3%) (continued)
	PACKAGING & CONTAINERS (0.1%)
$150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	$157,709
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	159,180
		316,889
	TRANSPORTATION (0.0%)
100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	98,635
		1,419,320
TECHNOLOGY (0.2%)
	COMPUTERS (0.0%)
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	111,056
	SEMICONDUCTORS (0.1%)
225,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	246,523
	SOFTWARE (0.1%)
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24(1)	133,483
125,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	131,385
100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	106,000
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	250,439
		621,307
		978,886
UTILITIES (0.3%)
	ELECTRIC (0.3%)
200,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	217,188
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	235,366
Principal Amount		Value
UTILITIES (0.3%) (continued)
	ELECTRIC (0.3%) (continued)
$200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	$221,292
150,000	DTE Electric Co., 3.95%, 3/1/49	171,689
250,000	Florida Power & Light Co., 4.05%, 6/1/42	284,344
150,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	148,044
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	180,558
125,000	Northern States Power Co., 2.90%, 3/1/50	119,420
		1,577,901
	GAS (0.0%)
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	110,644
		1,688,545
TOTAL CORPORATE BONDS & NOTES (Cost $21,008,524) (4.8%)		22,296,633
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	206,520
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	154,108
225,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	241,088
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	160,650
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $730,077) (0.2%)		762,366
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.3%)
	CALIFORNIA (0.0%)
$80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	$84,842
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	63,498
		148,340
	NEW YORK (0.2%)
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	106,802
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	203,918
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	258,082
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	155,723
		724,525
	PENNSYLVANIA (0.0%)
100,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	99,095
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	274,865

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.3%) (continued)
	TEXAS (0.1%) (continued)
$250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$286,122
		560,987
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,451,600) (0.3%)		1,532,947
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%)
100,000	FHLMC Pool #ZT1594, 4.00%, 1/1/49	103,925
538	FNMA Pool #AH3226, 5.00%, 2/1/41	593
111,429	FNMA Pool #AS0560, 4.50%, 9/1/43	121,012
107,967	FNMA Pool #AU1847, 3.00%, 9/1/43	111,183
256,386	GNMA II Pool #MA1839, 4.00%, 4/20/44	272,103
75,411	FNMA Pool #AS4503, 3.00%, 2/1/30	77,637
125,738	FNMA Pool #AY2728, 2.50%, 2/1/30	127,424
148,915	FNMA Pool #AS4928, 3.50%, 5/1/45	155,478
141,146	FNMA Pool #254954, 4.50%, 10/1/23	148,419
189,707	FNMA Pool #BA6555, 3.00%, 1/1/46	194,287
67,935	FNMA Pool #AS6205, 3.50%, 11/1/45	70,924
68,182	FNMA Pool #AU5653, 4.00%, 9/1/43	72,787
77,448	FNMA Pool #AV3310, 4.50%, 1/1/44	82,337
39,814	FNMA Pool #AS3789, 4.50%, 11/1/44	42,875
110,936	FNMA Pool #AZ2276, 4.00%, 6/1/45	116,555
357,209	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	372,345
191,067	FNMA Pool #AS7188, 4.00%, 5/1/46	202,289
65,316	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	68,457
250,000	FNMA, 2.38%, 1/19/23	255,645
230,000	FHLB, 3.25%, 3/8/24	244,614
296,065	FNMA Pool #AS9459, 4.50%, 4/1/47	313,748
Principal Amount		Value
$105,858	FNMA Pool #BD8211, 4.00%, 4/1/47	$110,863
83,887	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	88,479
172,219	FNMA Pool #AB1796, 3.50%, 11/1/40	181,524
58,186	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	61,371
97,839	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	100,460
182,451	FNMA Pool #AB3900, 3.00%, 11/1/26	187,235
78,189	GNMA I Pool #539285, 3.00%, 5/15/42	80,664
247,387	FNMA Pool #AQ1853, 3.00%, 11/1/42	254,906
703,970	FNMA Pool #BK9648, 3.50%, 11/1/48	724,151
400,384	FNMA Pool #BN6248, 3.00%, 4/1/49	406,080
259,374	FNMA Pool #MA3614, 3.50%, 3/1/49	266,570
38,875	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	40,069
210,617	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	217,076
213,722	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	221,533
125,364	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	134,532
59,029	FNMA Pool #AA0466, 4.50%, 2/1/39	64,038
130,427	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	130,114
165,982	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	165,099
109,045	FNMA Pool #AD7128, 4.50%, 7/1/40	118,374
72,107	FNMA Pool #AD8529, 4.50%, 8/1/40	78,182
81,328	FNMA Pool #AC5822, 4.50%, 5/1/40	88,292
78,025	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	85,948
102,159	FNMA Pool #745275, 5.00%, 2/1/36	112,613
39,948	FNMA Pool #AT8849, 4.00%, 6/1/43	42,731
Principal Amount		Value
$99,692	FNMA Pool #AH4493, 4.50%, 2/1/41	$106,005
101,317	FNMA Pool #AU3621, 3.00%, 7/1/43	104,309
219,275	FNMA Pool #AU5409, 3.00%, 8/1/43	222,417
110,145	FNMA Pool #AU6562, 3.50%, 12/1/43	115,743
58,037	FNMA Pool #AU7025, 3.00%, 11/1/43	59,700
62,816	FNMA Pool #AB3218, 3.50%, 7/1/31	64,613
69,663	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	74,133
78,953	FNMA Pool #AI1019, 4.50%, 5/1/41	85,753
250,000	FHLB, 3.00%, 10/12/21(1)	256,115
833,535	FNMA Pool #BM5793, 3.00%, 4/1/49	845,846
216,248	FNMA Pool #BK2040, 4.00%, 5/1/48	224,624
418,954	GNMA II Pool #MA4836, 3.00%, 11/20/47	431,435
258,004	FNMA Pool #AL0657, 5.00%, 8/1/41	281,343
144,901	GNMA II Pool #MA1521, 3.50%, 12/20/43	152,142
60,440	FNMA Pool #AS1529, 3.00%, 1/1/29	62,227
105,323	FNMA Pool #844809, 5.00%, 11/1/35	116,095
95,504	GNMA II Pool #MA1520, 3.00%, 12/20/43	98,930
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,281,919) (2.3%)		10,416,971
U.S. TREASURY OBLIGATIONS (2.4%)
150,000	U.S. Treasury Bonds, 5.38%, 2/15/31	201,463
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	692,656
350,000	U.S. Treasury Bonds, 3.50%, 2/15/39	420,123
1,587,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,698,400
1,140,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,284,816
550,000	U.S. Treasury Notes, 1.75%, 2/28/22	552,063
800,000	U.S. Treasury Notes, 2.00%, 11/30/22	809,031
1,349,000	U.S. Treasury Notes, 2.13%, 7/31/24	1,375,242
275,000	U.S. Treasury Notes, 2.25%, 11/15/24	282,208
1,800,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,922,766

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (2.4%) (continued)
$175,000	U.S. Treasury Notes, 2.13%, 5/31/26	$178,534
832,000	U.S. Treasury Notes, 2.25%, 8/15/27	855,757
575,000	U.S. Treasury Notes, 2.75%, 2/15/28	613,026
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,155,686) (2.4%)		10,886,085
Shares		Value
SHORT-TERM INVESTMENTS (9.6%)
	MONEY MARKET FUNDS (9.6%)
16,202,283	State Street Institutional Liquid Reserves Fund, Premier Class 1.734%(4)	16,203,903
28,016,293	State Street Navigator Securities Lending Government Money Market Portfolio(5)	28,016,293
Shares	Value
TOTAL SHORT-TERM INVESTMENTS (Cost $44,220,196) (9.6%)	44,220,196
TOTAL INVESTMENT SECURITIES (106.1%) (Cost $393,963,090)	$487,474,987
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.1%)	(27,998,324)
NET ASSETS (100%)	$459,476,663
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $64,894,007.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Rate reflects 7 day yield as of December 31, 2019.

(5)
Securities with an aggregate market value of  $64,894,007 were out on loan in exchange for collateral including $28,016,293 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$385,972,870	$—	$—	$385,972,870
Asset-Backed Securities	—	4,093,715	—	4,093,715
Commercial Mortgage-Backed Securities	—	7,293,204	—	7,293,204
Corporate Bonds & Notes*	—	22,296,633	—	22,296,633
Foreign Government Obligations	—	762,366	—	762,366
Long-Term Municipal Securities*	—	1,532,947	—	1,532,947
U.S. Government Agency Obligations	—	10,416,971	—	10,416,971
U.S. Treasury Obligations	—	10,886,085	—	10,886,085
Short-Term Investments	44,220,196	—	—	44,220,196
Total Investments in Securities	$430,193,066	$57,281,921	$—	$487,474,987
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 25.67% during the 12 months ended December 31, 2019. This compares to the 31.49% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted robust double-digit absolute gains but underperformed the S&P 500® Index on a relative basis during the 12-month reporting period attributable primarily to stock selection. Sector allocation had a rather neutral effect on Fund results during the annual period, but also detracting from relative performance was having a position in cash during a time when the S&P 500® Index rallied.
On the positive side, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes investment in large-cap growth companies.
Which equity market sectors most significantly affected Fund performance?
Stock selection in information technology, consumer discretionary and industrials detracted most from the Fund’s relative results. Having overweights to consumer discretionary and to health care, which each lagged the S&P 500® Index during the annual period, further dampened the Fund’s relative results.
Conversely, the Fund benefited most from effective stock selection in health care, financials and consumer staples. Having underweighted allocations to consumer staples and energy, which each underperformed the S&P 500® Index during the annual period, added value as well.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were those the Fund did not own, including mega-cap information technology companies Apple and Microsoft, the two largest positions within the S&P 500® Index and which each generated a robust return. Among those stocks the Fund did own, the biggest detractors from relative performance during the annual period were food delivery services provider GrubHub, development-stage biotechnology company Exelixis and online ridesharing services provider Lyft.
GrubHub experienced a double-digit share price decline during the annual period, significantly affected by the company’s lowered outlook in late October 2019, which reflected heightened market competition and increased investments. Shares of Exelixis ended the annual period with a double-digit price decline as well. Despite its underperformance in 2019, the company executed well and its fundamentals looked bright, in our view, as the company has multiple opportunities to expand indications of use for Cabometyx, its drug used to treat various cancers, including kidney, thyroid and liver cancers. Shares of Lyft saw a significant double-digit price decline during the annual period, largely impacted by market pressures following its Initial Public Offering (“IPO”) in late March 2019. In our view, Lyft was executing well since its IPO, and the company expects to achieve profitability earlier than it had initially expected. We opportunistically added to the Fund’s positions in each of these three companies during the annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were each in the health care sector — namely, medical device company DexCom and biopharmaceutical companies Celgene and Amarin.
DexCom’s shares soared during the annual period, as the company benefited from ongoing market penetration and better than market expected sales strength in both the U.S. and international markets. The company is proving to be the leader in the continuous glucose monitoring device area, used for people with diabetes. Celgene’s shares rose sharply, largely reflecting the early January 2019 announcement that Bristol-Myers Squibb had entered into an agreement to acquire Celgene at a premium via a stock and cash deal valued at approximately $74 billion. Amarin performed well, posting a robust double-digit share price increase during the annual period, as the company benefited from positive Vascepa data from its REDUCE-IT outcomes trial and then received Food & Drug Administration (“FDA”) approval for an expanded label in December. Vascepa became the first and only drug approved to reduce persistent cardiovascular risk beyond statin therapy in a large group of high-risk patients. During the annual period, we opportunistically trimmed the Fund’s position in DexCom and added to its position in Amarin. We exited the Fund’s position in Celgene in April 2019, taking profits.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
In addition to initiating a Fund position in Lyft, mentioned earlier, we established a Fund position in Twilio during the annual period. Twilio is the leader in the fast-growing cloud communications platform market. In our view, the company has been successful in gaining scale and diversifying and has the potential to deliver strong growth over the medium to long term. We initiated a Fund position in Crowdstrike, a leader in endpoint security and services. We believe the company has architectural advantages and has among the best in class unit economics in a large market. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward. We purchased shares of Biohaven Pharmaceuticals, a clinical-stage biopharmaceutical company with late-stage drug candidates. Rimegepant is its lead product candidate, targeting the treatment of acute and preventative migraine. The drug is likely to be approved by the FDA during the first quarter of 2020.
Conversely, in addition to the sale of Celgene, already mentioned, we sold the Fund’s position in Jazz Pharmaceuticals. This sale was prompted by what we saw as weakening fundamentals, including potential drug cannibalization and competition.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2019, the Fund initiated exposure to the industrials sector with its purchase of Lyft shares, mentioned earlier. Additionally, the Fund’s weightings in health care and information technology sectors increased and its weightings in the financials, consumer staples, communication services and consumer discretionary sectors decreased.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary, communication services and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, industrials, consumer staples and energy sectors on the same date. The Fund had no exposure to the utilities, real estate and materials sectors at the end of December 2019.
What is your tactical view and strategy for the months ahead?
U.S. equities enjoyed an especially strong 2019, buoyed primarily by a pivot by the U.S. Federal Reserve (“Fed”), which led to three interest rate cuts during the second half of the calendar year. Also driving stocks higher were positive steps in the ongoing trade negotiations between the U.S. and China. Despite significant moves in U.S. equities in 2019, such gains were driven primarily by multiple, or price/earnings ratio, expansion rather than by sales and earnings growth. Indeed, according to FactSet data, consensus expectations for the S&P 500® Index’s sales and earnings per share were for year-over-year growth of just 4% and 0%, respectively in calendar year 2019. Overall, U.S. economic growth remained on a steady, slow growth path. Amid these conditions, the Fed appears to be on hold for the time being, barring any notable decline or upswing in economic growth. Thus we expect interest rates to remain low for the foreseeable future and the backdrop for U.S. equities — especially large-cap growth-oriented equities — to remain positive for the months ahead. More specifically, we believe that as slower economic growth both in the U.S. and globally makes it more difficult for many companies to generate strong growth, those companies able to produce consistent rates of higher than average sales and earnings growth should be favored.
As large-cap, growth-focused investors, we believe earnings growth is a primary driver of share prices over time. We intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. We believe the companies in the Fund’s portfolio can potentially flourish in most economic environments, as they are mainly driven by longer-term, secular growth drivers and should be affected less by times of economic weakness, should such a scenario arise. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	10,600	$19,587,104	6.7%
Amarin Corp. PLC ADR	875,000	18,760,000	6.4%
Facebook, Inc.	60,000	12,315,000	4.2%
Visa, Inc.	57,000	10,710,300	3.7%
Activision Blizzard, Inc.	175,000	10,398,500	3.5%
Splunk, Inc.	68,000	10,184,360	3.5%
ServiceNow, Inc.	36,000	10,163,520	3.5%
PayPal Holdings, Inc.	93,000	10,059,810	3.4%
Alibaba Group Holding, Ltd. ADR	47,000	9,968,700	3.4%
Netflix, Inc.	30,000	9,707,100	3.3%

Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 1.1%
Common Stocks 98.9%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)(continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/19	25.67%	$12,567
5 years ended 12/31/19	13.41%	$18,761
10 years ended 12/31/19	13.61%	$35,814
Institutional Class
1 year ended 12/31/19	25.92%	$12,592
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (98.9%)
COMMUNICATION SERVICES (16.9%)
	ENTERTAINMENT (0.7%)
200,000	Lions Gate Entertainment Corp. Class A*	$2,132,000
	INTERNET (12.6%)
7,200	Alphabet, Inc. Class A*	9,643,608
60,000	Facebook, Inc. Class A*	12,315,000
30,000	Netflix, Inc.*	9,707,100
110,000	Tencent Holdings, Ltd. ADR(1)	5,281,100
		36,946,808
	SOFTWARE (3.6%)
175,000	Activision Blizzard, Inc.	10,398,500
		49,477,308
CONSUMER DISCRETIONARY (16.9%)
	ENTERTAINMENT (1.4%)
17,000	Vail Resorts, Inc.	4,077,110
	FOOD SERVICE (1.5%)
92,000	GrubHub, Inc.*(1)	4,474,880
	INTERNET (11.6%)
47,000	Alibaba Group Holding, Ltd. ADR*	9,968,700
10,600	Amazon.com, Inc.*	19,587,104
2,200	Booking Holdings, Inc.*	4,518,206
		34,074,010
	RETAIL (2.4%)
70,000	TJX Companies, Inc. (The)	4,274,200
11,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	2,784,540
		7,058,740
		49,684,740
CONSUMER STAPLES (2.8%)
	BEVERAGES (1.3%)
21,000	Constellation Brands, Inc. Class A	3,984,750
	COSMETICS & PERSONAL CARE (1.5%)
21,000	Estee Lauder Companies, Inc. (The) Class A	4,337,340
		8,322,090
ENERGY (2.3%)
	OIL & GAS (2.3%)
42,000	Diamondback Energy, Inc.	3,900,120
Shares		Value
ENERGY (2.3%) (continued)
	OIL & GAS (2.3%) (continued)
18,000	Pioneer Natural Resources Co.	$2,724,660
		6,624,780
		6,624,780
FINANCIALS (1.3%)
	DIVERSIFIED FINANCIAL SERVICES (1.3%)
70,000	Blackstone Group, Inc. (The) Class A	3,915,800
HEALTHCARE (29.6%)
	BIOTECHNOLOGY (25.5%)
85,000	Alexion Pharmaceuticals, Inc.*	9,192,750
875,000	Amarin Corp. PLC ADR*(1)	18,760,000
11,000	Biogen, Inc.*	3,264,030
100,000	Biohaven Pharmaceutical Holding Co., Ltd.*	5,444,000
87,000	BioMarin Pharmaceutical, Inc.*	7,355,850
71,501	Exact Sciences Corp.*(1)	6,612,412
480,000	Exelixis, Inc.*	8,457,600
75,000	Intercept Pharmaceuticals, Inc.*(1)	9,294,000
29,000	Vertex Pharmaceuticals, Inc.*	6,349,550
		74,730,192
	HEALTHCARE PRODUCTS (1.8%)
22,000	Edwards Lifesciences Corp.*	5,132,380
	PHARMACEUTICALS (2.3%)
31,000	DexCom, Inc.*	6,780,940
		86,643,512
INDUSTRIALS (1.5%)
	INTERNET (1.5%)
100,000	Lyft, Inc. Class A*(1)	4,302,000
INFORMATION TECHNOLOGY (27.6%)
	COMMERCIAL SERVICES (3.4%)
93,000	PayPal Holdings, Inc.*	10,059,810
	COMPUTERS (1.4%)
82,000	Crowdstrike Holdings, Inc. Class A*(1)	4,089,340
	DIVERSIFIED FINANCIAL SERVICES (3.7%)
57,000	Visa, Inc. Class A	10,710,300
Shares		Value
INFORMATION TECHNOLOGY (27.6%) (continued)
	INTERNET (2.9%)
110,000	Zendesk, Inc.*	$8,429,300
	SEMICONDUCTORS (2.6%)
33,000	NVIDIA Corp.	7,764,900
	SOFTWARE (13.6%)
19,000	Adobe, Inc.*	6,266,390
38,000	Salesforce.com, Inc.*	6,180,320
36,000	ServiceNow, Inc.*	10,163,520
180,000	Slack Technologies, Inc. Class A*(1)	4,046,400
68,000	Splunk, Inc.*	10,184,360
31,000	Twilio, Inc. Class A*(1)	3,046,680
		39,887,670
		80,941,320
TOTAL COMMON STOCKS (Cost $197,222,522) (98.9%)		289,911,550
SHORT-TERM INVESTMENTS (8.0%)
	MONEY MARKET FUNDS (8.0%)
3,450,409	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(2)	3,450,754
20,078,390	State Street Navigator Securities Lending Government Money Market Portfolio(3)	20,078,390
TOTAL SHORT-TERM INVESTMENTS (Cost $23,529,144) (8.0%)		23,529,144
TOTAL INVESTMENT SECURITIES (106.9%) (Cost $220,751,666)		$313,440,694
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.9%)		(20,329,401)
NET ASSETS (100%)		$293,111,293
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $52,948,158.

(2)
Rate reflects 7 day yield as of December 31, 2019.

(3)
Securities with an aggregate market value of  $52,948,158 were out on loan in exchange for collateral including $20,078,390 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

December 31, 2019

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$289,911,550	$—	$—	$289,911,550
Short-Term Investments	23,529,144	—	—	23,529,144
Total Investments in Securities	$313,440,694	$—	$—	$313,440,694
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2019

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$484,319,140	$418,554,615	$487,474,987	$313,440,694
Cash	3,382,202	—	—	—
Receivable for securities sold	1,610,225	—	—	—
Receivable for securities sold to affiliate	—	8,260,350	—	—
Dividends and interest receivable	1,005,332	1,143,993	527,835	40,076
Receivable for capital shares sold	64,507	1,900,004	267,823	180
Prepaid expenses	50,897	74,322	52,370	36,570
Receivable for securities lending income	1,539	1,412	26,951	24,939
Other receivables	1,916	—	2,719	13,688
Total Assets	490,435,758	429,934,696	488,352,685	313,556,147
Liabilities:
Due to custodian	—	8,260,350	—	—
Payable upon return of securities on loan (See Note 1J)	—	3,729,381	28,016,293	20,078,390
Payable for capital shares redeemed	138,886	2,680,894	359,240	22,156
Payable for securities purchased from affiliate	3,362,625	—	—	—
Accrued expenses:
Advisory fee	305,524	249,244	250,774	189,406
Service and distribution plan fees	103,891	88,269	90,123	61,090
Auditing and legal fees payable	34,680	31,491	31,706	19,604
Sub-transfer agent fees	8,344	13,843	9,961	1,554
Directors’ fees and expenses	992	202	2,653	1,400
Other	89,037	81,304	115,272	71,254
Total Liabilities	4,043,979	15,134,978	28,876,022	20,444,854
Net Assets	$486,391,779	$414,799,718	$459,476,663	$293,111,293
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$12,494,805	$16,268,498	$44,840,135	$10,151,802
Additional paid-in capital	197,161,421	263,892,612	319,178,151	186,807,724
Total Distributable Earnings (Loss)	276,735,553	134,638,608	95,458,377	96,151,767
Net Assets	$486,391,779	$414,799,718	$459,476,663	$293,111,293
Net Asset Value Per Share
Investor Class
Net Assets	$486,391,779	$373,340,531	$427,618,723	$291,057,056
Shares Outstanding	12,494,805	14,648,287	41,722,928	10,081,032
Net Asset Value, Offering and Redemption Price per Outstanding Share	$38.93	$25.49	$10.25	$28.87
Institutional Class
Net Assets	$—	$41,459,187	$31,857,940	$2,054,237
Shares Outstanding	—	1,620,211	3,117,207	70,770
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$25.59	$10.22	$29.03
* Includes securities on loan of	$16,231,306	$8,165,362	$64,894,007	$52,948,158
Cost of investments	$216,560,355	$305,567,844	$393,963,090	$220,751,666
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2019

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $46,700, $20,670, $8,813 and $3,300)	$4,502,561	$4,549,346	$2,798,844	$898,863
Interest	—	—	1,716,661	—
Securities lending income	27,000	25,009	228,516	202,738
Total Income	4,529,561	4,574,355	4,744,021	1,101,601
Expenses:
Advisory fees	3,187,790	2,115,261	3,034,962	2,127,293
Service and distribution plan fees	1,085,238	778,365	1,097,299	729,144
Sub-transfer agent fees	86,850	86,789	131,770	22,836
Auditing and legal fees	172,052	150,047	174,134	107,845
Transfer agent fees	163,075	149,894	176,464	135,893
Custody and accounting fees	89,162	96,413	132,700	76,168
Directors’ fees and expenses	65,743	47,102	73,518	45,340
Printing and postage fees	48,471	42,475	77,021	32,879
Registration and filing fees	41,634	60,937	64,148	45,183
Compliance and tax service fees	35,480	25,634	38,960	24,291
Fund administration fees	35,425	42,925	42,925	42,925
Insurance fees	20,932	12,313	26,411	16,830
Other	21,044	21,523	19,906	21,254
Total Expenses Before Fees Waived/ Recouped (See Note 5)	5,052,896	3,629,678	5,090,218	3,427,881
Less: Advisory Fees Waived	—	(31,393)	(38,313)	(70,555)
Less: Sub-Transfer Agent Fees Waived	—	(289)	(2,602)	(140)
Add: Recoupment of previously reimbursed expenses	—	—	—	15,220
Net Expenses	5,052,896	3,597,996	5,049,303	3,372,406
Net Investment Income/(Loss)	(523,335)	976,359	(305,282)	(2,270,805)
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	32,267,044	27,567,916	31,588,227	25,452,805
Foreign currency translations	443	(124)	—	—
	32,267,487	27,567,792	31,588,227	25,452,805
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	91,350,480	54,245,263	70,888,949	40,417,178
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	123,617,967	81,813,055	102,477,176	65,869,983
Net Increase in Net Assets from Operations	$123,094,632	$82,789,414	$102,171,894	$63,599,178
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income/(loss)	$(523,335)	$(1,461,669)	$976,359	$(716,241)
Net realized gain on investments and foreign currency	32,267,487	22,154,522	27,567,792	3,311,940
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	91,350,480	(14,985,605)	54,245,263	1,734,904
Net increase in net assets from operations	123,094,632	5,707,248	82,789,414	4,330,603
Distributions to Shareholders from:
Investor Class	(31,772,080)	(29,555,193)	(6,035,227)	(9,010,918)
Institutional Class	—	—	(638,193)	(82,835)
	(31,772,080)	(29,555,193)	(6,673,420)	(9,093,753)
Share Transactions:
Proceeds from sale of shares
Investor Class	124,523,053	13,313,615	265,222,994	53,308,459
Institutional Class	—	—	40,884,589	665,770
Proceeds from reinvestment of distributions to shareholders
Investor Class	30,419,114	28,206,130	5,851,898	8,658,397
Institutional Class	—	—	610,328	82,361
Cost of shares redeemed
Investor Class	(75,800,915)	(43,800,148)	(155,428,220)	(20,414,978)
Institutional Class	—	—	(4,737,971)	(21,134)
Net increase/(decrease) in net assets from capital share transactions	79,141,252	(2,280,403)	152,403,618	42,278,875
Total increase/(decrease) in net assets	170,463,804	(26,128,348)	228,519,612	37,515,725
Net Assets:
Beginning of year	315,927,975	342,056,323	186,280,106	148,764,381
End of year	$486,391,779	$315,927,975	$414,799,718	$186,280,106
Capital Share Transactions:
Shares sold
Investor Class	3,321,696	380,092	11,041,548	2,511,769
Institutional Class	—	—	1,698,781	31,778
Shares issued to shareholders in reinvestment of distributions
Investor Class	792,784	929,996	231,483	456,185
Institutional Class	—	—	24,048	4,326
Shares redeemed
Investor Class	(1,988,809)	(1,271,839)	(6,281,554)	(1,007,703)
Institutional Class	—	—	(194,650)	(1,097)
Net increase	2,125,671	38,249	6,519,656	1,995,258
See Notes to Financial Statements.

Statement of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(305,282)	$(43,868)	$(2,270,805)	$(2,225,651)
Net realized gain on investments	31,588,227	37,629,756	25,452,805	34,227,507
Change in net unrealized appreciation/(depreciation) on investments	70,888,949	(53,281,403)	40,417,178	(27,072,423)
Net increase/(decrease) in net assets from operations	102,171,894	(15,695,515)	63,599,178	4,929,433
Distributions to Shareholders from:
Investor Class	(38,751,543)	(29,292,010)	(26,578,443)	(32,360,640)
Institutional Class	(2,875,649)	(1,883,013)	(202,611)	(159,446)
	(41,627,192)	(31,175,023)	(26,781,054)	(32,520,086)
Share Transactions:
Proceeds from sale of shares
Investor Class	90,601,171	114,081,473	17,596,000	11,260,595
Institutional Class	26,047,723	41,939,651	2,688,839	756,533
Proceeds from reinvestment of distributions to shareholders
Investor Class	36,554,780	27,627,143	25,790,298	31,330,662
Institutional Class	2,717,212	1,802,885	190,454	143,466
Cost of shares redeemed
Investor Class	(131,648,234)	(116,341,590)	(42,153,413)	(34,133,732)
Institutional Class	(24,966,918)	(22,232,223)	(2,256,002)	(1,201,920)
Net increase/(decrease) in net assets from capital share transactions	(694,266)	46,877,339	1,856,176	8,155,604
Total increase/(decrease) in net assets	59,850,436	6,801	38,674,300	(19,435,049)
Net Assets:
Beginning of year	399,626,227	399,619,426	254,436,993	273,872,042
End of year	$459,476,663	$399,626,227	$293,111,293	$254,436,993
Capital Share Transactions:
Shares sold
Investor Class	8,821,178	10,674,620	598,585	346,239
Institutional Class	2,504,955	3,963,576	91,386	23,474
Shares issued to shareholders in reinvestment of distributions
Investor Class	3,648,182	3,087,148	919,113	1,239,350
Institutional Class	271,993	202,394	6,751	5,662
Shares redeemed
Investor Class	(12,713,718)	(11,261,176)	(1,427,554)	(1,096,320)
Institutional Class	(2,410,596)	(2,097,291)	(76,080)	(39,076)
Net increase	121,994	4,569,271	112,201	479,329
See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Premier Growth Fund, Inc. Investor Class Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$30.47	$33.11	$28.99	$28.93	$33.84
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)(1)(2)	(0.14)	(0.08)	0.00(3)	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	11.16	0.58	6.56	2.04	0.14
Total from investment operations	11.11	0.44	6.48	2.04	0.07
Less distributions:
Distributions from net realized gains	(2.65)	(3.08)	(2.36)	(1.98)	(4.98)
Total distributions	(2.65)	(3.08)	(2.36)	(1.98)	(4.98)
Net asset value, end of year	$38.93	$30.47	$33.11	$28.99	$28.93
Total return	36.59%	1.39%	22.32%	7.00%	0.25%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$486,392	$315,928	$342,056	$308,694	$330,125
Ratio of expenses to average net assets	1.16%	1.20%	1.20%	1.21%	1.23%
Ratio of net investment loss to average net assets	(0.12)%(4)	(0.42)%	(0.26)%	(0.20)%	(0.26)%
Portfolio turnover rate	17%	8%	3%	7%	12%
(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value would have been $(0.15).

(3)
Amount is less than $.01 per share.

(4)
Includes income resulting from special dividends. Without these dividends, the ratio would have been (0.40)%.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$19.11	$19.19	$16.27	$14.99	$14.56
Income/(loss) from investment operations:
Net investment income/(loss)	0.06(1)(2)	(0.07)	0.00(3)	0.00(3)	(0.08)
Net gains/(losses) on securities (both realized and unrealized)	6.68	0.97	3.23	1.64	0.51
Total from investment operations	6.74	0.90	3.23	1.64	0.43
Less distributions:
Dividends from net investment income	(0.00)(3)	—	—	—	—
Distributions from net realized gains	(0.36)	(0.98)	(0.31)	(0.36)	—
Total distributions	(0.36)	(0.98)	(0.31)	(0.36)	—
Net asset value, end of year	$25.49	$19.11	$19.19	$16.27	$14.99
Total return	35.30%	4.72%	19.84%	10.94%	2.95%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$373,341	$184,515	$147,669	$134,030	$118,867
Ratio of expenses to average net assets	1.11%	1.18%	1.18%	1.21%	1.24%
Ratio of net investment income/(loss) to average net assets	0.27%(4)	(0.46)%	(0.34)%	(0.28)%	(0.53)%
Portfolio turnover rate	19%	10%	2%	20%	17%
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Years Ended December 31,		Period Ended December 31,
	2019	2018	2017(5)
Net asset value, beginning of year	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	0.20(1)(2)	(0.04)	0.00(3)
Net gains/(losses) on securities (both realized and unrealized)	6.64	0.99	1.26
Total from investment operations	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	(0.06)	—	—
Distributions from net realized gains	(0.36)	(0.98)	(0.31)
Total distributions	(0.42)	(0.98)	(0.31)
Net asset value, end of year	$25.59	$19.17	$19.20
Total return	35.68%	4.98%	6.89%(6)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets(7)	1.04%	3.97%	5.61%(8)
Ratio of net expenses to average net assets(9)	0.86%	0.93%	0.93%(8)
Ratio of net investment income/(loss) to average net assets(9)	0.81%(4)	(0.19)%	(0.12)%(8)
Portfolio turnover rate	19%	10%	2%(6)
(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively.

(3)
Amount is less than $.01 per share.

(4)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.

(5)
Commenced operations on August 12, 2017.

(6)
Not annualized.

(7)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(8)
Annualized.

(9)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.94	$9.95	$8.48	$8.72	$9.40
Income/(loss) from investment operations:
Net investment income	(0.01)(1)	0.00(2)	0.05	0.02	0.06
Net gains/(losses) on securities (both realized and unrealized)	2.32(3)	(0.27)	1.97	0.23	(0.14)
Total from investment operations	2.31	(0.27)	2.02	0.25	(0.08)
Less distributions:
Dividends from net investment income	—	(0.01)	(0.05)	(0.02)	(0.06)
Distributions from net realized gains	(1.00)	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	(1.00)	(0.74)	(0.55)	(0.49)	(0.60)
Net asset value, end of year	$10.25	$8.94	$9.95	$8.48	$8.72
Total return	26.14%	(2.71)%	23.86%	2.80%	(0.86)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$427,619	$375,158	$392,869	$302,636	$350,159
Ratio of expenses to average net assets	1.09%	1.12%	1.11%	1.16%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.08)%	(0.02)%	0.49%	0.22%	0.67%
Portfolio turnover rate	34%	86%	88%	53%	45%
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Years Ended December 31,				Period Ended December 31,
	2019	2018	2017	2016	2015(4)
Net asset value, beginning of year	$8.89	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.02(1)	0.04	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	2.31(3)	(0.30)	1.98	0.25	(0.24)
Total from investment operations	2.33	(0.26)	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	—	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	(1.00)	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	(1.00)	(0.75)	(0.58)	(0.49)	(0.54)
Net asset value, end of year	$10.22	$8.89	$9.90	$8.43	$8.65
Total return	26.51%	(2.61)%	24.31%	3.06%	(3.29)%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$31,858	$24,469	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(6)	0.97%	1.08%	1.63%	4.82%	6.19%(7)
Ratio of net expenses to average net assets(8)	0.84%	0.87%	0.86%	0.90%	6.19%(7)
Ratio of net investment income/(loss) to average net assets(8)	0.17%	0.19%	0.58%	0.43%	(5.02)%(7)
Portfolio turnover rate	34%	86%	88%	53%	45%(5)
(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings (Note 1K). The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

(4)
Commenced operations on November 1, 2015.

(5)
Not annualized.

(6)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(7)
Annualized.

(8)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.34	$28.65	$23.05	$26.25	$25.28
Income/(loss) from investment operations:
Net investment income	(0.23)(1)	(0.22)	(0.19)	0.00(2)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	6.64	0.58	8.00	0.10	2.63
Total from investment operations	6.41	0.36	7.81	0.10	2.49
Less distributions:
Distributions from net realized gains	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of year	$28.87	$25.34	$28.65	$23.05	$26.25
Total return	25.67%	1.30%	33.79%	0.24%	9.88%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$291,057	$253,199	$272,191	$214,675	$233,085
Ratio of gross expenses to average net assets(3)	1.16%	1.18%	1.19%	1.23%	1.23%
Ratio of net expenses to average net assets(4)	1.15%	1.15%	1.11%	1.13%	1.13%
Ratio of net investment income/(loss) to average net assets(4)	(0.78)%	(0.77)%	(0.71)%	(0.62)%	(0.55)%
Portfolio turnover rate	29%	36%	35%	47%	37%
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Years Ended December 31,				Period Ended December 31,
	2019	2018	2017	2016	2015(5)
Net asset value, beginning of year	$25.41	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.15)(1)	(0.14)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	6.65	0.57	8.03	0.14	(0.12)
Total from investment operations	6.50	0.43	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of year	$29.03	$25.41	$28.65	$23.02	$26.18
Total return	25.92%	1.55%	33.96%	0.40%	(0.73)%(6)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,054	$1,238	$1,681	$401	$101
Ratio of gross expenses to average net assets(3)	2.75%	3.92%	2.73%	17.29%	2.70%(7)
Ratio of net expenses to average net assets(4)	0.90%	0.93%	0.94%	0.98%	2.70%(7)
Ratio of net investment loss to average net assets(4)	(0.50)%	(0.58)%	(0.67)%	(0.49)%	(2.16)%(7)
Portfolio turnover rate	29%	36%	35%	47%	37%(6)
(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Commenced operations on November 1, 2015.

(6)
Not annualized.

(7)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The Value Line Capital Appreciation Fund, Inc. seeks capital appreciation and income consistent with the allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market

December 31, 2019

changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

Notes to Financial Statements (continued)

Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$127,566	$22,328	$149,894
Sub-transfer agent fees	86,500	289	86,789
Registration and filing fees	38,934	22,003	60,937
Other	19,679	1,844	21,523
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$141,251	$35,213	$176,464
Sub-transfer agent fees	129,168	2,602	131,770
Registration and filing fees	39,081	25,067	64,148
Other	17,935	1,971	19,906
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$117,234	$18,659	$135,893
Sub-transfer agent fees	22,696	140	22,836
Registration and filing fees	26,013	19,170	45,183
Other	20,406	848	21,254
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

December 31, 2019

(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Bank & Trust, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2019, the Funds were not invested in joint repurchase agreements.
As of December 31, 2019, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Premier Growth Fund, Inc.	$16,231,306	$16,552,041	$16,588,998
Value Line Mid Cap Focused Fund, Inc.	8,165,362	8,302,202	8,354,891
Value Line Capital Appreciation Fund, Inc.	64,894,007	65,789,374	66,412,543
Value Line Larger Companies Focused Fund, Inc.	52,948,158	53,723,246	54,176,913
*
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $0, $3,729,381, $28,016,293 and $20,078,390, respectively, which was subsequently invested in the State Street Navigator Securities Lending Money Market

Notes to Financial Statements (continued)

Portfolio as reported in the Schedule of Investments. In addition, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $16,552,041, $4,572,821, $37,773,081 and $33,644,856, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.
**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities as of December 31, 2019.
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,729,381	$—	$—	$—	$3,729,381
Total Borrowings	$3,729,381	$—	$—	$—	$3,729,381
Gross amount of recognized liabilities for securities lending transactions					$3,729,381
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
Value Line Capital Appreciation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$27,157,500	$—	$—	$—	$27,157,500
Corporate Bonds & Notes	858,793	—	—	—	858,793
Total Borrowings	$28,016,293	$—	$—	$—	$28,016,293
Gross amount of recognized liabilities for securities lending transactions					$28,016,293
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
Value Line Larger Companies Focused Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$20,078,390	$—	$—	$—	$20,078,390
Total Borrowings	$20,078,390	$—	$—	$—	$20,078,390
Gross amount of recognized liabilities for securities lending transactions					$20,078,390
(K) Legal Proceedings:   The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. A court-appointed trustee on behalf of the unsecured creditors of Tribune Co. (the “Trustee”), together with certain individual creditors of Tribune (the “Individual Creditors”) filed actions against former Tribune shareholders who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These cases are consolidated in Multi-District Litigation (“MDL”) in the U.S. District Court for the Sothern District of New York. There were thousands of defendants in the MDL, including the Value Line Capital Appreciation Fund, Inc. The suits all sought the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. During the year ended December 31, 2019, Fund management accepted an offer to settle the MDL and the Fund paid $137,355 to settle the claim and recorded such amounts as a realized loss on investments.
(L) New Accounting Pronouncement:   In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased

December 31, 2019

callable debt securities to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods thereafter. The Value Line Capital Appreciation Fund, Inc. adopted ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019, reducing the amortized cost basis of investments and increasing the unrealized appreciation of investments, but having no impact on the Fund’s net assets or overall results from operations.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2019, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government	Sales of Investment Securities Excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Premier Growth Fund, Inc.	$111,811,133	$69,619,739	$—	$—
Value Line Mid Cap Focused Fund, Inc.	202,856,270	58,175,342	—	—
Value Line Capital Appreciation Fund, Inc.	145,986,900	188,163,525	7,016,043	3,613,221
Value Line Larger Companies Focused Fund, Inc.	83,117,885	108,284,892	—	—
The Funds are permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Funds engaged in such transactions in the following amounts:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Premier Growth Fund, Inc.	$26,207,413	$18,923,164	$8,696,048
Value Line Mid Cap Focused Fund, Inc.	$25,703,280	$8,260,350	$3,050,600

Notes to Financial Statements (continued)

4.   Income Taxes
At December 31, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Premier Growth Fund, Inc.	$216,560,368	$268,012,819	$(254,047)	$267,758,772	$—	$8,976,781
Value Line Mid Cap Focused Fund, Inc.	305,581,691	115,846,555	(2,873,631)	112,972,924	1,320,659	20,345,025
Value Line Capital Appreciation Fund, Inc.	395,962,929	112,330,376	(20,818,318)	91,512,058	—	3,946,319
Value Line Larger Companies Focused Fund, Inc.	222,243,831	106,738,487	(15,541,624)	91,196,863	—	4,954,904
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Premier Growth Fund, Inc.	$523,335	$14,995	$(538,330)
Value Line Mid Cap Focused Fund, Inc.	(124)	124	—
Value Line Capital Appreciation Fund, Inc.	309,358	38,256	(347,614)
Value Line Larger Companies Focused Fund, Inc.	2,270,805	80,217	(2,351,022)
These reclassifications were primarily due to paydowns, foreign exchange gains, partnerships, net operating losses and market premium. Net assets were not affected by these reclassifications. Amounts are embedded within distributable earnings.
The tax composition of distributions paid to shareholders during fiscal year ended 2019 and 2018, were as follows:
	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$31,772,080	$31,772,080
Value Line Mid Cap Focused Fund, Inc.	211,908	6,461,512	6,673,420
Value Line Capital Appreciation Fund, Inc.	3,734,782	37,892,410	41,627,192
Value Line Larger Companies Focused Fund, Inc.	880,795	25,900,259	26,781,054
	Year Ended December 31, 2018 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$29,555,193	$29,555,193
Value Line Mid Cap Focused Fund, Inc.	—	9,093,753	9,093,753
Value Line Capital Appreciation Fund, Inc.	6,273,856	24,901,167	31,175,023
Value Line Larger Companies Focused Fund, Inc.	4,766,766	27,753,320	32,520,086

December 31, 2019

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration services provided by the Funds’ Custodian. For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.73% and 0.72% respectively of the daily net assets during the year. For Value Line Mid Cap Focused Fund, Inc. advisory fees were computed at an annual rate of 0.68% of the first $100 million of the Fund's average daily net assets plus 0.63% of the excess thereof. For Value Line Capital Appreciation Fund, Inc. advisory fees were computed at an annual rate of 0.68% of the first $100 million of the Fund's average daily net assets plus 0.63% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their compensation.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2020 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation“).
For the year ended December 31, 2019, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$3,187,790
Value Line Mid Cap Focused Fund, Inc.	2,115,261
Value Line Capital Appreciation Fund, Inc	3,034,962
Value Line Larger Companies Focused Fund, Inc	2,127,293
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended December 31, 2019, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Premier Growth Fund, Inc.	$1,085,238
Value Line Mid Cap Focused Fund, Inc.	778,365
Value Line Capital Appreciation Fund, Inc	1,097,299
Value Line Larger Companies Focused Fund, Inc	729,144
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2019, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:

Notes to Financial Statements (continued)

Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$86,850	$—
Value Line Mid Cap Focused Fund, Inc.	86,789	289
Value Line Capital Appreciation Fund, Inc.	131,770	2,602
Value Line Larger Companies Focused Fund, Inc.	22,836	140
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse each Fund to the Expense Limitation. As of December 31, 2019, fees contractually reimbursed amounted to $31,393, $38,313 and $70,555 for the Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund and Value Line Larger Companies Focused Fund, respectively. As of December 31, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Mid Cap Focused Fund Inc.	Year of 2020	$16,358	$—
Value Line Mid Cap Focused Fund Inc.	Year of 2021	39,541	—
Value Line Mid Cap Focused Fund Inc.	Year of 2022	31,393	—
Value Line Capital Appreciation Fund, Inc.	Year of 2020	29,265	—
Value Line Capital Appreciation Fund, Inc.	Year of 2021	39,771	—
Value Line Capital Appreciation Fund, Inc.	Year of 2022	38,313	—
Value Line Larger Companies Focused Fund, Inc.	Year of 2020	74,446	139,260
Value Line Larger Companies Focused Fund, Inc.	Year of 2021	135,240	—
Value Line Larger Companies Focused Fund, Inc.	Year of 2022	70,555	—
During the year ended December 31, 2019, the Value Line Larger Companies Focused Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $15,220.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2019 and held for six months ended December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,063.60	$6.03	1.16%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,059.20	5.76	1.11
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,060.40	4.47	0.86
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,042.20	5.56	1.08
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,043.30	4.27	0.83
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,020.70	5.86	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,021.60	4.59	0.90
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. — Investor Class	$1,000.00	$1,019.36	$5.90	1.16%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.61	5.65	1.11
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.87	4.38	0.86
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.76	5.50	1.08
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,021.02	4.23	0.83
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.41	5.85	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.67	4.58	0.90
*
Expenses are equal to each Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect each Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the financial highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2019, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund, Inc.	0.00%	0.00%	$31,772,080
Value Line Mid Cap Focused Fund, Inc.	100.00%	100.00%	6,461,512
Value Line Capital Appreciation Fund, Inc.	35.85%	35.84%	37,892,410
Value Line Larger Companies Focused Fund, Inc.	15.73%	15.73%	25,900,259
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filing of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Fund Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 49	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 63	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 63	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Director	Since 2000	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – 2019).
Emily D. Washington Age: 41	Treasurer and Chief Financial Officer; Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $103,021

Audit Fees 2018 - $78,691

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2019 - $14,090

Tax Preparation Fees 2018 - $16,580

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2019 - None

Aggregate Non-Audit Fees 2018 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By      /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:  March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date: March 9, 2020